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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                  ___________



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  APRIL 19, 2001



                       MACE SECURITY INTERNATIONAL, INC.
            ------------------------------------------------------

            (Exact name of registrant as specified in its charter)



           Delaware                     0-22810                  03-0311630
 ---------------------------         --------------           ----------------
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)



                 1000 Crawford Place, Suite 400
                 Mt. Laurel, New Jersey                          08054
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           (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (856) 778-2300
                                                           --------------



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.    Other Events
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On April 19, 2001,  the Company was advised by Nasdaq that its common stock has failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days as required by the Nasdaq National Market under Marketplace Rules. The Company has been provided 90 calendar days, or until July 18, 2001, to regain compliance with the Marketplace Rules by maintaining a bid price of the Company's common stock of at least $1.00 for a minimum of 10 consecutive trading days. If the Company is unable to demonstrate compliance with the Rule on or before July 18, 2001, Nasdaq will provide the Company with written notification that its securities will be delisted. The Company may appeal such a decision to a Nasdaq Listing Qualifications Panel.








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                                  SIGNATURES
                                  ----------


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MACE SECURITY INTERNATIONAL, INC.


Date: April 23, 2001                   BY: /s/ Gregory M. Krzemien
                                           ------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer

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